MERRILL LYNCH DRAGON FUND, INC.

                   Supplement dated October 16, 2001 to the
                        Prospectus dated April 6, 2001


     The section captioned "About the Portfolio Managers" appearing on page 8 is amended as follows:

     The section will be captioned "About the Portfolio Manager."

     The biographies of Louis J. Mendes, III and A. Grace Pineda are hereby removed, and are replaced by the following biography of Timothy J. Orchard, who is primarily responsible for the day-to-day management of the Fund's portfolio:

     Timothy J. Orchard is the portfolio manager of the Fund. He has been employed in various portfolio management positions with affiliates of Merrill Lynch Investment Managers since 1992.


Code # 16261-04-01